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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): November 29, 2006

                       Alternative Loan Trust 2006-OA19
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-68

                                  CWALT, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans Inc.
            (Exact name of the sponsor as specified in its charter)


           Delaware                                       87-0698307
--------------------------------                 -------------------------------
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
 Incorporation of the depositor)                      No. of the depositor)


         4500 Park Granada
         Calabasas, California                              91302
         ---------------------                             ---------
         (Address of Principal Executive                   Zip Code)
         Offices of the depositor)

         The depositor's telephone number, including area code (818) 225-3000
                                                               --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 Other Events

Item 8.01. Other Events.

      Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Alternative Loan Trust 2006-OA19, Mortgage Pass-Through Certificates, Series 2006-OA19 (the "Certificates").

Incorporation of Certain Documents by Reference

      In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP, independent registered public accounting firm of Ambac Assurance Corporation ("KPMG"), to being named as "experts" and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.

      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2006; File No. 1-10777); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for the three- and nine-month periods ending September 30, 2006 and September 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2006 (which was filed with the Commission on November 8,
2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ending June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Commission on August 9, 2006); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Commission on May 10, 2006); and the Current Reports on Form 8-K filed with the Commission on April 26, 2006, July 26, 2006, July 26, 2006 (dated July 25, 2006) and October 25, 2006 as they relate to Ambac Assurance Corporation are hereby incorporated by reference in (i) the Registration Statement and (ii) the prospectus supplement and shall be deemed to be a part hereof.


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Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits.

Exhibit No.       Description

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWALT, INC.



                                                By: /s/ Darren Bigby
                                                   ----------------------------
                                                    Name:  Darren Bigby
                                                    Title:  Vice President



Dated:  November 29, 2006


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Exhibit Index


Exhibit

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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